STANDARD & POOR’S DEPOSITARY RECEIPTS® (‘‘SPDRs’’)®
SPDR Trust, Series 1
(A Unit Investment Trust)

SUPPLEMENT DATED NOVEMBER 22, 2006
TO PROSPECTUS DATED JANUARY 27, 2006

This Supplement dated November 22, 2006 modifies the prospectus for the SPDR Trust, Series 1 (the ‘‘Trust’’) dated January 27, 2006 and all other supplements thereto.

The Trustee has changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to cash held for the benefit of the Trust is credited against the Trustee’s Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee will apply incremental cash balance credits of approximately $5.9 million (or less than $0.0005 per share per day, assuming 470 million shares outstanding) against its base fee. Such incremental credit will be calculated and applied on a daily basis for such period.